Class	Investor	I	Y
Ticker	DHMAX	DHMIX	DHMYX
Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2021, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/mutual-funds/documents.fs, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.
Investment Objective
The investment objective of the Diamond Hill Small-Mid Cap Fund is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.25%	None	None
Other expenses	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.22%	0.93%	0.81%
Fee waivers[1]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waivers	1.21%	0.92%	0.80%
1 The fund may invest in another Diamond Hill Fund. The fund's adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund's Board of Trustees.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$123	$384	$665	$1,466
Class I	94	293	509	1,131
Class Y	82	255	444	990

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategy
The fund, under normal market conditions, invests at least 80% of its net assets in U.S. equity securities with small and medium market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. Small and mid cap companies are defined as companies with market capitalizations at the time of purchase between $500 million and $10 billion or in the range of those market capitalizations of companies included in the Russell 2500 Index at the time of purchase. The capitalization range of the Russell 2500 Index is between $44.3 million and $31.4 billion as of January 31, 2021. The size of the companies included in the Russell 2500 Index will change with market conditions.
The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.
Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating; or, if it identifies a stock that it believes offers a better investment opportunity.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Small-Mid Cap Fund Summary	February 28, 2021

Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.
Market Risk  The value of the fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries or overall securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events and widespread public health issues affect the securities markets. The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the fund holds, and may adversely affect the fund's investments and operations. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the fund's service providers and disrupt the fund's operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the fund's investments.
Small Cap and Mid Cap Company Risk  Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +23.26%
Worst Quarter:	1Q 2020, -35.83%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/20
The fund’s Investor shares (formerly Class A) were subject to a maximum applicable sales charge of 5% which was charged until February 26, 2021, as applicable. This sales charge is not reflected in the average annual total returns shown below. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	12/30/05	1.31%	7.75%	9.55%
After Taxes on Distributions		1.13	6.95	8.78
After Taxes on Distributions and Sale of Fund Shares		0.90	6.02	7.72
Investor Before Taxes	12/30/05	1.03	7.44	9.24
Class Y Before Taxes	12/30/11	1.50	7.89	9.65
Russell 2500 Index		19.99	13.64	11.97
Historical performance for Class Y shares prior to their inception is based on the performance of Investor (formerly Class A) shares. Class Y performance has been adjusted to reflect differences in sales charges.
The Russell 2500 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,500 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

Small-Mid Cap Fund Summary	February 28, 2021

Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Manager
Christopher Welch
Portfolio Manager
since 12/2005
Buying and Selling Fund Shares
The fund is closed to most new investors. Refer to “How to Purchase Shares — Important Information About the Small Mid-Cap Fund” for more information about the circumstances under which the fund will remain open to additional investments.
Minimum Initial Investment
Investor and Class I:  $2,500
Class Y:  $500,000

To Place Orders	Mail: Diamond Hill Small-Mid Cap Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.
Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM

SUM-SM-022821

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2021| DIAMOND-HILL.COM